UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM FUNDS TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on a matter affecting your investment in Putnam Global Sector Fund.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

A message from Putnam Investments and the Trustees of the Putnam funds

Putnam Global Sector Fund

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on an important matter affecting your investment in Putnam Global Sector Fund. This fund will hold a shareholder meeting on November 16, 2017 in Boston, Massachusetts, to decide the proposal below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the shareholder meeting on November 16, 2017 and vote your shares in person on the proposal:

1. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

This change would increase your fund’s investment flexibility and align the restriction with the requirements of the Investment Company Act of 1940, as amended. We recommend you vote to amend this investment restriction.

Detailed information regarding this proposal may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation.

Your vote is extremely important. If you have questions, please call toll-free 1-833-501-4819 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair
Board of Trustees
The Putnam Funds

Table of contents

Notice of a Special Meeting of Shareholders	1

Trustees’ Recommendation	2

Proposal 1: Approving an amendment to your fund’s fundamental investment
restriction with respect to the acquisition of voting securities of any issuer	2

Further Information About Voting and the
Special Meeting	4

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-833-501-4819 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 16, 2017.

The proxy statement is available at www.putnam.com/static/pdf/email/GlobalSector-proxy-statement.pdf.

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM GLOBAL SECTOR FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend in person.

A Special Meeting of Shareholders of your fund will be held on November 16, 2017 at 11:00 a.m., Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposal:

1. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed	Kenneth R. Leibler
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh
Paul L. Joskow

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

October 13, 2017

Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-833-501-4819, or call your financial advisor.

► Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Global Sector Fund for use at the fund’s Special Meeting of Shareholders on November 16, 2017 and, if the meeting is adjourned, at any later sessions, for the purpose of amending the fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer. The Notice of a Special Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about October 13, 2017.

► How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees recommend that you vote FOR the proposal.

Who is eligible to vote?

Shareholders of record of the fund at the close of business on September 19, 2017 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown on page 5. Each share is entitled to one vote, with fractional shares voting proportionately.

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

1. APPROVING AN AMENDMENT TO YOUR FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ACQUISITION OF VOTING SECURITIES OF ANY ISSUER

► What is this proposal?

The Trustees recommend that the fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer be amended.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies like the fund to have “fundamental” investment restrictions governing specified investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. “Fundamental” investment restrictions can be changed only by a shareholder vote.

The fund is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act requires that to qualify as a “diversified” fund, among other things, with respect to at least 75% of its total assets, the fund must not acquire more than 10% of the outstanding voting securities of any issuer. Under the 1940 Act, however, this requirement does not apply to securities issued by investment companies or to securities issued by or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities. The remaining 25% of the fund’s total assets is not subject to this restriction.

The fund has a fundamental investment restriction that prohibits it from acquiring more than 10% of the outstanding voting securities of any issuer.

We are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act. The amended restriction would directly track the requirements for a “diversified company” provided by the 1940 Act. The current and proposed investment restrictions are set forth below:

Current Investment Restriction	Proposed Investment Restriction

“[The Fund may not and will not]	“[The Fund may not and will not]
with respect to 75% of its total	with respect to 75% of its total
assets, acquire more than 10% of	assets, acquire more than 10% of
the voting securities of any	the voting securities of any issuer;
issuer.”	provided that this limitation does
not apply to obligations issued or
guaranteed as to interest or
principal by the U.S. government
or its agencies or
instrumentalities or to securities
issued by other investment
companies.”

► What effect will amending the current restriction have on your fund?

By aligning the restriction with the requirements of the 1940 Act, the proposed change would permit your fund greater flexibility to invest in the securities of other investment companies. Your fund pursues its investment objective of seeking capital appreciation by allocating its assets among eight Putnam global sector funds to provide exposure to sectors of the global market. Under the current restriction, the fund may not, with respect to 75% of its assets, acquire more than 10% of the shares of any of the Putnam global sector funds. Amending the restriction will make it easier for your fund to pursue its investment objective because Putnam Investment Management, LLC (“Putnam Management”) would attain the flexibility to allocate your fund’s assets among the Putnam global sector funds in the manner the portfolio management team believes is most advantageous to your fund and its shareholders, without the limitation provided by the current restriction. Amending the restriction would also permit your fund greater flexibility to invest in U.S. government securities, although the fund’s investment strategy does not contemplate direct investments in U.S. government securities. Of course, investing in other investment companies involves expenses at the investment company level, such as portfolio management fees and operating expenses, which are in addition to the fees and expenses of the fund. However, because your fund invests in Putnam global sector funds that pay a management fee to Putnam Management, Putnam Management does not charge your fund a management fee.

► What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

► What is the voting requirement for approving the proposal?

Approval of this proposal for the fund requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy. If the proposal is not approved, the fund’s investment restriction will remain unchanged. The fund’s investment strategy is to allocate the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. If the proposal is not approved, the fund may be limited in its ability to allocate the fund’s assets among the Putnam global sector funds to provide exposure to sectors of the global market in those proportions. The Trustees unanimously recommend that shareholders vote FOR the proposal.

Further Information About Voting and the Special Meeting

Meeting Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal.

Votes cast by proxy or in person at the meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval, in accordance with the Trustees’ recommendation, of the proposal.

As of the Record Date, the fund had the following shares outstanding:

Number of shares
Class	outstanding

Class A	1,388,034.25

Class B	109,425.366

Class C	303,733.174

Class M	14,515.158

Class R	1,155.343

Class Y	391,714.213

Share Ownership. At August 31, 2017, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y, of which they owned 16.73%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Holdings	Percentage owned

	PERSHING, LLC	131,254.609	9.44%
	1 PERSHING PLZ
A	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC	126,814.083	9.12%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
A	JERSEY CITY NJ 07310-1995

	LPL FINANCIAL	122,394.218	8.81%
	--OMNIBUS CUSTOMER ACCOUNT--
	ATTN: LINDSAY O'TOOLE
	4707 EXECUTIVE DRIVE
A	SAN DIEGO CA 92121-3091

	EDWARD D JONES & CO	100,078.936	7.20%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
A	SAINT LOUIS MO 63131-3729

	RAYMOND JAMES	84,969.638	6.11%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
A	ST PETERSBURG FL 33716-1100

	PERSHING, LLC	36,294.541	32.88%
	1 PERSHING PLZ
B	JERSEY CITY NJ 07399-0001

	STIFEL NICOLAUS & CO INC	8,152.744	7.39%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
B	ST LOUIS MO 63102-2188

	PERSHING, LLC	38,844.521	12.78%
	1 PERSHING PLZ
C	JERSEY CITY NJ 07399-0001

	LPL FINANCIAL	34,636.632	11.40%
	--OMNIBUS CUSTOMER ACCOUNT--
	ATTN: LINDSAY O'TOOLE
	4707 EXECUTIVE DRIVE
C	SAN DIEGO CA 92121-3091

	RAYMOND JAMES	24,411.933	8.03%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
C	ST PETERSBURG FL 33716-1100

	LPL FINANCIAL	7,098.169	49.86%
	--OMNIBUS CUSTOMER ACCOUNT--
	ATTN: LINDSAY O'TOOLE
	4707 EXECUTIVE DRIVE
M	SAN DIEGO CA 92121-3091

	MARIANNE J LOPARDO	1,564.870	10.99%
	IRA ROLLOVER PLAN
	2787 ORANGE GROVE TRL
M	NAPLES FL 34120-7527

	SHARON HOBSON BENEFICIARY OF THE	1,378.713	9.69%
	BETTY L CARMICHAEL IRA PLAN
	4008 SALMON HARBOR RD
M	UNIONVILLE IN 47468-9525

	DAVID HOBSON IRA PLAN	1,311.766	9.21%
	4008 SALMON HARBOR RD
M	UNIONVILLE IN 47468-9525

	ANTOINETTE E SIMOS ROTH IRA PLAN	1,121.592	7.88%
	2905 E 46TH ST
M	INDIANAPOLIS IN 46205-2408

	PUTNAM INVESTMENTS, LLC	1,155.343	100.00%
	ONE POST OFFICE SQUARE
R	BOSTON, MA 02109-2106

	GREAT WEST TRUST COMPANY LLC	128,134.768	30.97%
	THE PUTNAM RETIREMENT PLAN
	C/O FASCORE LLC
	8515 E ORCHARD RD # 2T2
Y	GREENWOOD VILLAGE CO 80111-5002

	EDWARD D JONES & CO	42,281.145	10.22%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
Y	SAINT LOUIS MO 63131-3729

	PERSHING, LLC	31,032.324	7.50%
	1 PERSHING PLZ
Y	JERSEY CITY NJ 07399-0001

	ROBERT L REYNOLDS IRA ROLLOVER PLAN	27,020.757	6.53%
	153 GARFIELD RD
Y	CONCORD MA 01742-4905

	LPL FINANCIAL	25,171.469	6.08%
	--OMNIBUS CUSTOMER ACCOUNT--
	ATTN: LINDSAY O'TOOLE
	4707 EXECUTIVE DRIVE
Y	SAN DIEGO CA 92121-3091

	PERSHING, LLC	131,254.609	9.44%
	1 PERSHING PLZ
Y	JERSEY CITY NJ 07399-0001

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, Inc. (“Putnam Investor Services”), as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time.

Shareholders of your fund also have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. Giving a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the solicitation. For managing your fund’s proxy campaign, Broadridge Solutions, Inc. (“Broadridge”) will receive a fee plus reimbursement for out-of-pocket expenses. Broadridge will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. While the fees paid to Broadridge will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees are estimated to be approximately $19,000. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. Putnam Management will bear the fund’s costs as a result of a contractual expense limitation.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, considers nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the funds’ Agreement and Declaration of Trust and Bylaws.

Adjournment. To the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services, Inc. by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Fund management. The address of your fund’s investment manager and administrator, Putnam Management, and your fund’s principal underwriter, Putnam Retail Management, is One Post Office Square, Boston, Massachusetts 02109. The address of Putnam Investments Limited (PIL), which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of the fund, is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD. The address of The Putnam Advisory Company, LLC (PAC), which has been retained by Putnam Management and Putnam Investments Limited as investment sub-adviser with respect to a portion of the assets of the fund, is One Post Office Square, Boston, MA 02109. PIL and PAC are not currently managing any portion of the assets of the fund.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, Inc., P.O. Box 8383, Boston, MA 02266-8383 or by phone at

1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

PUTNAM INVESTMENTS
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33172-S63231

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE **FOR** PROPOSAL 1.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on November 16, 2017.
The proxy statement for this meeting is available at:
https://www.putnam.com/static/pdf/email/GlobalSector-proxy-statement.pdf

If you have any questions on the proposal on the reverse side, please call (833) 501-4819

Please sign and date the other side of this card.

E33173-S63231

PUTNAM GLOBAL SECTOR FUND

By signing on the reverse side, you, as a shareholder of Putnam Global Sector Fund, a series of Putnam Funds Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Global Sector Fund shares on your behalf at the meeting of the shareholders of Putnam Global Sector Fund. The meeting will take place on November 16, 2017 at 11:00 a.m., on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.